Consolidated Statements Of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Products	$ 355,760	$ 325,429	$ 281,783
Services	438,071	364,022	301,332
Total revenues	793,831	689,451	583,115
Cost of revenues:
Products	116,256	107,190	88,030
Services	191,049	161,885	149,175
Total cost of revenues	307,305	269,075	237,205
Gross profit	486,526	420,376	345,910
Operating expenses:
Research and development, net	109,127	97,083	77,382
Selling and marketing	199,044	178,407	141,526
General and administrative	95,650	76,345	72,791
Amortization of acquired intangibles	23,677	19,489	16,012
Total operating expenses	427,498	371,324	307,711
Operating income	59,028	49,052	38,199
Financial income and other, net	9,856	8,981	7,597
Income before taxes on income	68,884	58,033	45,796
Taxes on income	11,621	9,326	3,040
Net income	$ 57,263	$ 48,707	$ 42,756
Net earnings per share:
Basic	$ 0.91	$ 0.78	$ 0.70
Diluted	$ 0.89	$ 0.76	$ 0.68